UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4570

Name of Registrant: Vanguard New York Tax-Free Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R) NEW YORK TAX-EXEMPT FUNDS

MAY 31, 2004
SEMIANNUAL REPORT

VANGUARD(R) NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD(R)NEW YORK LONG-TERM TAX-EXEMPT FUND

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 9 FUND PROFILES
11 GLOSSARY OF INVESTMENT TERMS
12 PERFORMANCE SUMMARIES
14 ABOUT YOUR FUND'S EXPENSES
16 FINANCIAL STATEMENTS
37 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------

SUMMARY
* The Vanguard New York Tax-Exempt Funds provided returns consistent with an environment of low, but rising, interest rates.
* The yield of the Tax-Exempt Money Market Fund budged only slightly, while the yield of the Long-Term Tax-Exempt Fund rose as the prices of its bonds declined.
* Both funds outperformed their average peer funds.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six months ended May 31, 2004, surprisingly strong economic growth fueled fears of inflation, boosting the yields (and depressing the prices) of most municipal bonds. The shortest-term securities--those held by money market portfolios--were an exception to this pattern.

[PICTURES OF JOHN J. BRENNAN]

-------------------------------------------------------------
TOTAL RETURNS                               SIX MONTHS ENDED
                                                MAY 31, 2004
-------------------------------------------------------------
Vanguard New York Tax-Exempt Money Market Fund
   (SEC 7-Day Annualized Yield: 0.91%)                   0.4%
Average New York Tax-Exempt
   Money Market Fund*                                    0.2
-------------------------------------------------------------
Vanguard New York Long-Term Tax-Exempt Fund
   Investor Shares                                      -0.7%
   Admiral Shares                                       -0.7
Lehman 10 Year Municipal Bond Index                     -0.1
Average New York Municipal Debt Fund*                   -0.8
Lehman Municipal Bond Index                             -0.2
-------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Their yields held steady as investors awaited the Federal Reserve Board's June meeting on monetary policy.

The Vanguard New York Tax-Exempt Funds provided returns consistent with these trends. The Long-Term Tax-Exempt Fund returned -0.7%, as its interest income was not enough to offset the decline in bond prices. The Tax-Exempt Money Market Fund returned 0.4%. Both funds' returns exceeded the average returns of their peer groups. The funds' starting and ending net asset values and distributions to shareholders in the period appear on page 5.

The funds' yields also reflected the market environment, rising slightly for the Tax-Exempt Money Market Fund and more significantly for the Long-Term Tax-Exempt Fund. At the end of the six-month period, the Tax-Exempt Money Market Fund offered a yield of 0.91%, representing a taxable-equivalent yield of 1.52% for investors in the highest federal tax bracket. (This calculation accounts for federal and state taxes, but not local taxes or the possibility that an investor might be subject to the alternative minimum tax.) The Investor Shares of the Long-Term Tax-Exempt

Fund provided a yield of 3.80%, for a taxable-equivalent yield of 6.33%. The Admiral Shares' 3.86% yield was equivalent to a taxable yield of 6.43%.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

The fixed income markets were quiet for much of the six months, but interest rates rose sharply in April as the economic expansion gathered momentum, raising the specter of inflation. The yield of the benchmark 10-year U.S. Treasury note increased 32 basis points, from 4.33% to 4.65%, during the period as bond prices declined. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.6%.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

The yields of short-term securities rose in expectation of actions by the Fed to boost interest rates, but those of the shortest-term securities were relatively stable. The yield of the 3-month Treasury bill, a proxy for money market rates, closed the period at 1.06%, compared with 0.93% when the fiscal year began.

A more pronounced version of these dynamics was at play in the municipal bond market. Municipal yields rose more sharply than Treasury rates, producing steeper price declines and causing municipal bonds to trail their Treasury counterparts. The yield of a 10-year AAA-rated general-obligation bond rose 38 basis points to 3.93%. The broad municipal market, as measured by the Lehman Municipal Bond Index, returned -0.2%.

STOCKS ROSE, THEN STALLED

The fiscal half-year opened with strong returns in domestic and foreign stock markets, as the bull market of 2003 spilled into January. Toward the end of the period, stock prices retreated. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. Large-capitalization stocks fared better than smaller stocks, and value-oriented shares (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

PERFORMANCE WAS SUBDUED, BUT PROSPECTS BRIGHTENED

During the first half of fiscal 2004, the New York Long-Term Tax-Exempt Fund produced a negative total return, but the period was marked by some positives. The most significant influence on performance was the rise in interest rates (or, put differently, the decline in bond prices). The increase in rates was felt most by securities with maturities of less than 10 years.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                --------------------------------
                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Lehman Aggregate Bond Index                         0.6%       -0.4%        6.8%
  (Broad taxable market)
Lehman Municipal Bond Index                        -0.2         0.0         5.5
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.2
--------------------------------------------------------------------------------
BONDS
Russell 1000 Index (Large-caps)                     6.4%       18.9%       -1.0%
Russell 2000 Index (Small-caps)                     4.5        30.3         6.7
Dow Jones Wilshire 5000 Index                       6.4        20.5        -0.5
  (Entire market)
MSCI All Country World Index
  ex USA (International)                            9.6        33.2         1.4
================================================================================
CPI
Consumer Price Index                                2.5%        3.1%        2.6%
--------------------------------------------------------------------------------
*Annualized.

Rising rates reduced the capital value of the fund's shares by -2.8%, which was partially offset by the fund's six-month income return of 2.1%. (It's worth noting that a bond fund's semiannual return includes just a half-year's worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the fund's advisor--Vanguard Fixed Income Group--kept the fund's duration (a measure of its interest rate sensitivity) near the short end of its typical range. This positioning helped moderate the effect of rising rates.

Two positive developments--mostly prospective--were New York's improving fiscal strength, which enhances the attractiveness of the state's debt, and an improvement in the relative valuation of Treasury and municipal securities. With the latter, the bad news is that the more attractive valuation simply reflects the swifter decline in municipal prices than in Treasury prices. The good news is that new municipal investments and reinvested distributions can be put to work at higher absolute yields and at more attractive yields relative to Treasuries.

For the Tax-Exempt Money Market Fund, the half-year was static; its yield rose just 3 basis points during the period. The fund maintained a net asset value of $1 per share (as is expected, but not guaranteed) and generated a higher return than its peer-group average. The advisor made few changes to the composition of the high-credit-quality portfolio.

As I noted at the outset, both funds outperformed their average competitors, a tribute to the talents of Vanguard Fixed Income Group and also to the funds' very low operating expenses. Low costs are important in any environment, but their value is especially apparent in times of low interest rates, such as those of the past few years. For more information about the funds and the municipal bond market, please see the Report from the Advisor on page 6; additional information about expenses is on page 14.

THOUGH THERE ARE NEW CONCERNS, OUR ADVICE IS THE SAME

Not long ago, in the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

Thank you for entrusting your assets to us.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 15, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2003-MAY 31, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                    ----------------------------
                              STARTING       ENDING        INCOME        CAPITAL
NEW YORK TAX-EXEMPT FUND   SHARE PRICE  SHARE PRICE     DIVIDENDS          GAINS
--------------------------------------------------------------------------------
Money Market                    $ 1.00       $ 1.00        $0.004         $0.000
Long-Term
  Investor Shares                11.57        11.22         0.243          0.027
  Admiral Shares                 11.57        11.22         0.246          0.027
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Interest rates declined for much of the six months ended May 31, 2004, but reversed course in the final two months, finishing the period signifi-cantly higher than where they started. The Vanguard New York Tax-Exempt Funds produced total returns consistent with this environment: 0.4% for the Tax-Exempt Money Market Fund and -0.7% for the Long-Term Tax-Exempt Fund. The rise in interest rates was most pronounced among shorter-maturity bonds, flattening the yield curve. (In other words, the interest rate spread between short- and long-term bonds narrowed.)

THE INVESTMENT ENVIRONMENT

The economy expanded strongly during the semiannual period. In the fourth quarter of 2003, real (inflation-adjusted) gross domestic product increased an annualized 4.1%, and in the first quarter of 2004 it rose 3.9%. Business capital spending accelerated, adding fuel to an economic engine that had been powered mostly by the consumer over the past few years.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and New York income taxes by investing in high-quality securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

Although the Federal Reserve Board maintained its target for the federal funds rate at 1.00% during the six months, both the bond market's and the Fed's focus seemed to shift from the possibility of deflation to signs of incipient inflation. At its May 4 meeting, the Fed's Open Market Committee said it was adopting a "measured" approach to current monetary policy, a statement widely interpreted as a signal that the Fed would soon begin to raise rates to offset inflationary pressures. As the six-month period ended, the market was forecasting that the Fed would boost its rate target. Fed officials are expected to implement any rate increases slowly over a lengthy period.

On balance, the economic signals were positive, but concerns remained, including those associated with the soaring price of oil. Although OPEC members indicated that they planned to boost production, the price of a barrel of crude at the end of May was still around $40, and gasoline prices were stuck at more than $2 a gallon as the summer driving season began. Our assessment is that the economy will continue to expand, and (in keeping with the market consensus) we believe that the Fed will gradually raise rates to protect against any reemergence of inflation.

MUNIS GENERALLY UNDERPERFORMED TREASURIES

Except for the longest-term bonds, rate increases (and the corresponding price declines) were sharper among municipal securities than among U.S. Treasury securities, leading munis to underperform. Because of the widespread anticipation of rate increases by the Fed, shorter-term munis--those with maturities of less than 10 years--were hit particularly hard, as illustrated by the increase in yields in the adjacent table.

In New York, the supply of newly issued municipal bonds was mostly flat, increasing 0.9% compared with the same period a year ago-from $18.7 billion in the first half of fiscal 2003 to $18.9 billion this fiscal half-year. State tax revenues improved as the economy gathered momentum, enhancing the strength of the state's general-obligation bonds.

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS (AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                          CHANGE
MATURITY                 NOV. 30, 2003      MAY 31, 2004          (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                          1.40%             2.00%                     +60
5 years                          2.39              3.10                      +71
10 years                         3.55              3.93                      +38
30 years                         4.72              4.99                      +27
--------------------------------------------------------------------------------
Source: The Vanguard Group.

The performances of the Vanguard New York Tax-Exempt Funds were in line with their market segments. We maintained our focus on the market's higher-quality issues, and as we had during the previous six months, we positioned the funds defensively relative to interest rate risk. The portfolios' average maturities and durations ended the period at the low end of their prescribed ranges. Both funds provided higher returns than their peer-group averages.

An important advantage we continue to enjoy relative to peer funds is our lower costs. Despite the rise in interest rates, yields remain at very low levels by historical standards. Even seemingly modest differences in expense ratios can consume a large proportion of the yield available to shareholders.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
Kathryn T. Allen, PRINCIPAL

VANGUARD FIXED INCOME GROUP

JUNE 17, 2004

                                                      SEE PAGE 16 FOR A COMPLETE
                                                 LISTING OF THE FUNDS' HOLDINGS.

AS OF 5/31/2004          FUND PROFILES

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


NEW YORK TAX-EXEMPT MONEY MARKET FUND
--------------------------------------
FINANCIAL ATTRIBUTES

Yield                             0.9%
Average Weighted Maturity      37 days
Average Quality                  MIG-1
Expense Ratio                   0.15%*
--------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

MIG-1/SP-1+                                 59%
A-1/P-1                                     38
AAA/AA                                       3
-----------------------------------------------
Total                                      100%
-----------------------------------------------

*Annualized.                                   VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

NEW YORK LONG-TERM TAX-EXEMPT FUND
---------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  COMPARATIVE         BROAD
                                    FUND               INDEX*       INDEX**
---------------------------------------------------------------------------
Number of Issues                     255                9,079        48,257
Yield                                                      --            --
 Investor Shares                     3.8%
 Admiral Shares                      3.9%
Yield to Maturity                   4.1%+                  --            --
Average Coupon                       4.8%                5.2%          5.2%
Average Effective Maturity      7.4 years           7.2 years     9.1 years
Average Quality                       AAA                 AA+           AA+
Average Duration                5.7 years           5.8 years     6.3 years
Expense Ratio                                              --            --
 Investor Shares                  0.15%++
 Admiral Shares                   0.09%++
Short-Term Reserves                    7%                  --            --
---------------------------------------------------------------------------

------------------------------------------------
DISTRIBUTIONS BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                          81%
AA                                           17
A                                             1
BBB                                           1
------------------------------------------------
Total                                       100%
------------------------------------------------

---------------------------
INVESTMENT FOCUS

CREDIT QUALITY         High
AVERAGE MATURITY       Long
---------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES
                                     COMPARATIVE                BROAD
                       FUND               INDEX*   FUND      INDEX**
---------------------------------------------------------------------
R-Squared             0.98                 1.00    0.98          1.00
Beta                  1.03                 1.00    1.19          1.00
---------------------------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           9%
1-5 Years                             15
5-10 Years                            61
10-20 Years                           12
20-30 Years                            2
Over 30 Years                          1
-----------------------------------------
Total                                100%
-----------------------------------------

 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
 +Before expenses.
++Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

As of 5/31/2004      PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. For bond funds, both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


NEW YORK TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 3, 1997-MAY 31, 2004
--------------------------------------------------------------------------------
                      NEW YORK TAX-EXEMPT                     AVERAGE
                        MONEY MARKET FUND                       FUND*
FISCAL                         TOTAL                            TOTAL
YEAR                          RETURN                           RETURN
1997                            0.8%                             0.8%
1998                            3.3                              2.9
1999                            3.0                              2.6
2000                            3.9                              3.4
--------------------------------------------------------------------------------
                      NEW YORK TAX-EXEMPT                     AVERAGE
                        MONEY MARKET FUND                       FUND*
FISCAL                         TOTAL                            TOTAL
YEAR                          RETURN                           RETURN
2001                            2.8%                             2.4%
2002                            1.3                              0.9
2003                            0.9                              0.5
2004**                          0.4                              0.2
--------------------------------------------------------------------------------
                                   SEC 7-Day Annualized Yield (5/31/2004): 0.91%
 *Returns for the Average New York Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
**Six months ended May 31, 2004.
NOTE: See Financial Highlights table on page 32 for dividend information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                      SINCE INCEPTION
                                          ONE   FIVE  --------------------------
                         INCEPTION DATE  YEAR  YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market Fund             9/3/1997 0.84%  2.24%     0.00%    2.47%    2.47%
--------------------------------------------------------------------------------

NEW YORK LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
--------------------------------------------------------------------------------
                       NEW YORK LONG-TERM
                 TAX-EXEMPT FUND INVESTOR SHARES              LEHMAN*
FISCAL          CAPITAL       INCOME       TOTAL                TOTAL
YEAR             RETURN       RETURN      RETURN               RETURN
--------------------------------------------------------------------------------
1994             -11.5%         5.1%       -6.4%                -4.5%
1995              13.5          6.4        19.9                 18.6
1996               0.4          5.4         5.8                  5.7
1997               0.9          5.5         6.4                  7.1
1998               2.4          5.3         7.7                  8.1
1999              -7.0          4.7        -2.3                 -0.4
--------------------------------------------------------------------------------
                      NEW YORK LONG-TERM
                 TAX-EXEMPT FUND INVESTOR SHARES              LEHMAN*
FISCAL          CAPITAL       INCOME       TOTAL                TOTAL
YEAR             RETURN       RETURN      RETURN               RETURN
--------------------------------------------------------------------------------
2000               3.9%         5.7%       9.6%                  7.7%
2001               3.4          5.0        8.4                   8.2
2002               2.2          4.6        6.8                   6.7
2003               2.8          4.4        7.2                   6.9
2004**            -2.8          2.1       -0.7                  -0.1
--------------------------------------------------------------------------------
 *Lehman 10 Year Municipal Bond Index.
**Six months ended May 31, 2004.
NOTE: See Financial Highlights tables on page 33 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                  TEN YEARS
                                                 ONE   FIVE --------------------
                               INCEPTION DATE   YEAR  YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund
  Investor Shares                    4/7/1986  5.51%  6.04%   1.54%  5.19% 6.73%
  Admiral Shares                    5/14/2001  5.57   7.04*      --    --     --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
                                       BEGINNING          ENDING        EXPENSES
NEW YORK                           ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING
TAX-EXEMPT FUNDS                     11/30/2003        5/31/2004         PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return
New York Tax-Exempt
  Money Market Fund                       $1,000          $1,004           $0.75
New York Long-Term Tax-Exempt Fund
  Investor Shares                          1,000             993            0.75
  Admiral Shares                           1,000             993            0.45
Hypothetical 5% Return
New York Tax-Exempt
  Money Market Fund                       $1,000          $1,049           $0.77
New York Long-Term Tax-Exempt Fund
  Investor Shares                          1,000           1,049            0.77
  Admiral Shares                           1,000           1,050            0.46
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.


* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                        INVESTOR         ADMIRAL            PEER
                                          SHARES          SHARES          GROUP*
--------------------------------------------------------------------------------
New York Tax-Exempt Money Market Fund      0.15%              --           0.61%
New York Long-Term Tax-Exempt Fund         0.15            0.09%           1.10
--------------------------------------------------------------------------------
*Peer groups are: for the New York Tax-Exempt Money Market Fund, the Average New York Tax-Exempt Money Market Fund; for the New York Long-Term Tax-Exempt Fund, the Average New York Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.


Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 5/31/2004  FINANCIAL STATEMENTS (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to share- holders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.5%)
----------------------------------------------------------------------------------------------------------------------------
Albany County NY BAN                                       1.75%       12/3/2004             $      50,000     $      50,155
Allegany County NY IDA (Atlantic Richfield Project) VRDO   1.11%        6/1/2004                     4,700             4,700
Battery Park City NY Auth. Rev. TOB VRDO                   1.08%        6/7/2004 *                   5,330             5,330
Erie County NY Water Auth. Rev. VRDO                       1.01%        6/7/2004 (2)                11,400            11,400
Garden City NY UFSD TAN                                    1.60%       6/29/2004                     5,000             5,002
Great Neck NY UFSD TAN                                     1.60%       6/29/2004                     5,000             5,003
Great Neck NY UFSD TAN                                     2.00%       6/29/2004                    15,000            15,012
Half Hollow Hills NY Central School Dist.
 Huntington & Babylon TAN                                  1.75%       6/29/2004                     7,000             7,004
Long Island NY Power Auth. Electric System Rev. CP         0.95%        8/9/2004                    26,000            26,000
Long Island NY Power Auth. Electric System Rev. VRDO       1.07%        6/1/2004 LOC                13,700            13,700
Long Island NY Power Auth. Electric System Rev. VRDO       1.08%        6/1/2004 LOC                30,025            30,025
Long Island NY Power Auth. Electric System Rev. VRDO       1.06%        6/7/2004 (1)                 4,000             4,000
Long Island NY Power Auth. Electric System Rev. VRDO       1.06%        6/7/2004 (4)                30,800            30,800
Metro. New York Transp. Auth. Rev.
 (Dedicated Petroleum Tax) TOB VRDO                        1.08%        6/7/2004 (3)*                5,570             5,570
Metro. New York Transp. Auth. Rev.
 (Dedicated Petroleum Tax) VRDO                            1.04%        6/7/2004 (4)                10,500            10,500
Metro. New York Transp. Auth. Rev. (Service Contract)
 TOB VRDO                                                  1.09%        6/7/2004 (1)*               10,310            10,310
Metro. New York Transp. Auth. Rev. (Service Contract)
 TOB VRDO                                                  1.09%        6/7/2004 (1)*                5,000             5,000
Metro. New York Transp. Auth. Rev. (Service Contract)
 TOB VRDO                                                  1.09%        6/7/2004 (2)*                3,600             3,600

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Metro. New York Transp. Auth. Rev. (Transit Rev.) CP       0.95%        7/6/2004             $      10,000     $      10,000
Metro. New York Transp. Auth. Rev. (Transit Rev.) CP       0.98%        9/7/2004                    15,000            15,000
Metro. New York Transp. Auth. Rev. (Transit Rev.) TOB VRDO 1.08%        6/7/2004 (1)*                3,300             3,300
Metro. New York Transp. Auth. Rev. (Transit Rev.) VRDO     1.06%        6/7/2004 (4)                 5,200             5,200
Metro. New York Transp. Auth. Rev. TOB VRDO                1.08%        6/7/2004 (4)*                6,495             6,495
Metro. New York Transp. Auth. Rev. TOB VRDO                1.11%        6/7/2004 (3)*               19,985            19,985
Metro. New York Transp. Auth. Rev. VRDO                    1.06%        6/7/2004 (4)                 5,000             5,000
Nassau County NY Interim Finance Auth. VRDO                1.04%        6/7/2004 (4)                27,055            27,055
New York City NY Cultural Resources Rev.
 (American Museum of Natural History) PUT                  0.85%        7/1/2004 (2)                35,975            35,975
New York City NY Cultural Resources Rev.
 (Asia Society) VRDO                                       1.03%        6/7/2004 LOC                11,700            11,700
New York City NY Cultural Resources Rev.
 (Carnegie Hall) VRDO                                      1.04%        6/7/2004 LOC                15,065            15,065
New York City NY Cultural Resources Rev.
 (Pierpont Morgan Library) VRDO                            1.05%        6/7/2004 LOC                10,000            10,000
New York City NY Cultural Resources Rev.
 (Solomon R. Guggenheim Foundation) VRDO                   1.05%        6/7/2004 LOC                18,907            18,907
New York City NY GO 2.00% 8/1/2004 17,780 17,812
New York City NY GO TOB VRDO                               1.07%        6/7/2004 (10)*               6,955             6,955
New York City NY GO TOB VRDO                               1.09%        6/7/2004 (1)*                5,840             5,840
New York City NY GO TOB VRDO                               1.09%        6/7/2004 (4)*                6,144             6,144
New York City NY GO TOB VRDO                               1.10%        6/7/2004 (1)*                9,995             9,995
New York City NY GO TOB VRDO                               1.10%        6/7/2004 (3)*                5,585             5,585
New York City NY GO TOB VRDO                               1.10%        6/7/2004 (3)*                5,765             5,765
New York City NY GO TOB VRDO                               1.10%        6/7/2004 (3)*                8,415             8,415
New York City NY GO TOB VRDO                               1.13%        6/7/2004 *LOC               25,000            25,000
New York City NY GO VRDO                                   1.07%        6/1/2004 LOC                 4,000             4,000
New York City NY GO VRDO                                   1.08%        6/1/2004 LOC                   300               300
New York City NY GO VRDO                                   1.05%        6/7/2004 LOC                 7,000             7,000
New York City NY GO VRDO                                   1.06%        6/7/2004 LOC                 1,350             1,350
New York City NY Housing Dev.Corp.
 (Westmont Apartments) VRDO                                1.04%        6/7/2004 LOC                24,200            24,200
New York City NY IDA (National Audubon Society) VRDO       1.07%        6/1/2004 LOC                14,700            14,700
New York City NY Muni. Water Finance Auth.
 Water & Sewer System CP                                   0.99%        7/1/2004                     9,000             9,000
New York City NY Muni. Water Finance Auth.
 Water & Sewer System CP                                   1.08%       7/15/2004                    15,000            15,000
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                 5.30%       6/15/2004 (Prere.)           19,065            19,286
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. TOB VRDO                        1.07%        6/7/2004 *                   4,400             4,400
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. TOB VRDO                        1.09%        6/7/2004 *                   4,610             4,610
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. TOB VRDO                        1.09%        6/7/2004 (1)(4)*            12,075            12,075
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. TOB VRDO                        1.11%        6/7/2004 *                  20,500            20,500
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                            1.07%        6/1/2004                     5,350             5,350

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                            1.08%        6/1/2004 (3)         $      16,050     $      16,050
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                            1.09%        6/1/2004                     3,000             3,000
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                            1.09%        6/1/2004                    36,450            36,450
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                            1.09%        6/1/2004 (3)                 3,000             3,000
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                            1.05%        6/7/2004                     9,800             9,800
New York City NY Transitional Finance Auth. Rev.
 TOB VRDO                                                  1.07%        6/7/2004 (3)*                6,080             6,080
New York City NY Transitional Finance Auth. Rev.
 TOB VRDO                                                  1.10%        6/7/2004 *                   9,845             9,845
New York City NY Transitional Finance Auth. Rev. VRDO      1.07%        6/1/2004                     9,975             9,975
New York City NY Transitional Finance Auth. Rev. VRDO      1.07%        6/1/2004                    20,850            20,850
New York City NY Transitional Finance Auth. Rev. VRDO      1.08%        6/1/2004                     3,000             3,000
New York City NY Transitional Finance Auth. Rev. VRDO      1.08%        6/1/2004                     3,850             3,850
New York City NY Transitional Finance Auth. Rev. VRDO      1.00%        6/7/2004                    12,000            12,000
New York City NY Transitional Finance Auth. Rev. VRDO      1.06%        6/7/2004                     2,900             2,900
New York City NY Transitional Finance Auth. Rev. VRDO      1.06%        6/7/2004                    12,000            12,000
New York City NY Transitional Finance Auth. Rev. VRDO      1.06%        6/7/2004                    34,500            34,500
New York City NY Transitional Finance Auth. Rev. VRDO      1.07%        6/7/2004                    10,500            10,500
New York City NY Transitional Finance Auth. Rev. VRDO      1.08%        6/7/2004                     5,900             5,900
New York State Dormitory Auth. Rev. (Columbia Univ.) CP    1.08%        8/6/2004                    21,005            21,005
New York State Dormitory Auth. Rev. (Columbia Univ.) CP    1.00%       8/12/2004                    11,635            11,635
New York State Dormitory Auth. Rev. (Columbia Univ.) PUT   1.03%        3/8/2005                     5,000             5,000
New York State Dormitory Auth. Rev. (Columbia Univ.) PUT   1.60%        6/8/2005                    13,000            13,000
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO   1.09%        6/1/2004                    10,525            10,525
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO   1.03%        6/7/2004                    26,900            26,900
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO   1.03%        6/7/2004                    32,920            32,920
New York State Dormitory Auth. Rev.
 (Mental Health Services) TOB VRDO                         1.08%        6/7/2004 (3)*                5,355             5,355
New York State Dormitory Auth. Rev.
 (Mental Health Services) TOB VRDO                         1.08%        6/7/2004 (1)*               16,455            16,455
New York State Dormitory Auth. Rev.
 (Mental Health Services) TOB VRDO                         1.12%        6/7/2004 (3)*               10,500            10,500
New York State Dormitory Auth. Rev.
 (Mental Health Services) VRDO                             1.05%        6/7/2004 (4)                 7,000             7,000
New York State Dormitory Auth. Rev.
 (Mental Health Services) VRDO                             1.05%        6/7/2004 (1)                20,400            20,400
New York State Dormitory Auth. Rev.
 (Mental Health Services) VRDO                             1.05%        6/7/2004 (2)                 2,500             2,500
New York State Dormitory Auth. Rev.
 (Mental Health Services) VRDO                             1.05%        6/7/2004 (4)                19,000            19,000
New York State Dormitory Auth. Rev.
 (Mental Health Services) VRDO                             1.07%        6/7/2004 (4)                16,400            16,400
New York State Dormitory Auth. Rev.
 (New York Public Library) VRDO                            1.06%        6/7/2004 (1)                40,465            40,465
New York State Dormitory Auth. Rev.
 (New York Public Library) VRDO                            1.06%        6/7/2004 (1)                10,800            10,800

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (New York Univ.)
 TOB PUT                                                   1.15%        6/7/2004 (1)*        $       6,700     $       6,700
New York State Dormitory Auth. Rev.
 (Personal Income Tax) TOB VRDO                            1.08%        6/7/2004 (3)*                5,000             5,000
New York State Dormitory Auth. Rev.
 (Rochester Institute of Technology) VRDO                  1.05%        6/7/2004 (2)                 9,700             9,700
New York State Dormitory Auth. Rev.
 (Rockefeller Univ.) VRDO                                  1.05%        6/7/2004                    34,600            34,600
New York State Dormitory Auth. Rev.
 (Rockefeller Univ.) VRDO                                  1.05%        6/7/2004                    39,000            39,000
New York State Dormitory Auth. Rev.
 (Sloan-Kettering Cancer Center) TOB VRDO                  1.08%        6/7/2004 (1)*                5,300             5,300
New York State Dormitory Auth. Rev.
 (Univ. of Rochester)                                      5.75%        7/1/2004 (1)(Prere.)         9,725             9,957
New York State Dormitory Auth. Rev. TOB VRDO               1.08%        6/7/2004 *                   4,725             4,725
New York State Energy Research & Dev. Auth. PCR
 (NY Electric & Gas) PUT                                   1.08%      10/15/2004 LOC                23,775            23,766
New York State Environmental Corp. Rev.
 (General Electric) CP                                     1.08%       6/16/2004                     8,000             8,000
New York State Environmental Corp. Rev.
 (General Electric) CP                                     1.08%       6/16/2004                     3,000             3,000
New York State Environmental Corp. Rev.
 (General Electric) CP                                     0.93%        7/9/2004                    21,000            21,000
New York State Environmental Corp. Rev.
 (General Electric) CP                                     1.03%       8/11/2004                    23,400            23,400
New York State Environmental Fac. Corp.
 PCR TOB VRDO                                              1.08%        6/7/2004 (4)*               26,725            26,725
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.08%        6/7/2004  *                  3,730             3,730
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.08%        6/7/2004  *                  6,480             6,480
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.08%        6/7/2004  *                  2,710             2,710
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.08%        6/7/2004  *                 13,905            13,905
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.08%        6/7/2004  *                  5,000             5,000
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.08%        6/7/2004  *                  8,250             8,250
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds) TOB VRDO         1.09%        6/7/2004  *                 15,280            15,280
New York State GO PUT                                      1.02%        8/5/2004 LOC                31,400            31,400
New York State GO PUT                                      1.05%       10/7/2004 LOC                30,100            30,100
New York State Housing Finance Agency Service.
 Contract Rev. VRDO                                        1.06%        6/7/2004 LOC                 9,000             9,000
New York State Local Govt. Assistance Corp.                5.90%        4/1/2005 (Prere.)            9,000             9,526
New York State Local Govt. Assistance Corp. TOB VRDO       1.12%        6/7/2004  *                  5,325             5,325
New York State Local Govt. Assistance Corp. VRDO           1.02%        6/7/2004 LOC                 8,020             8,020
New York State Local Govt. Assistance Corp. VRDO           1.04%        6/7/2004 LOC                17,000            17,000
New York State Local Govt. Assistance Corp. VRDO           1.05%        6/7/2004 LOC                11,615            11,615
New York State Local Govt. Assistance Corp. VRDO           1.05%        6/7/2004 LOC                15,290            15,290

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York State Local Govt. Assistance Corp. VRDO           1.05%        6/7/2004 LOC         $       7,100     $       7,100
New York State Mortgage Agency Rev. TOB VRDO               1.10%        6/7/2004 *                   2,795             2,795
New York State Mortgage Agency Rev. TOB VRDO               1.10%        6/7/2004 (1)*                2,845             2,845
New York State Mortgage Agency Rev. TOB VRDO               1.13%        6/7/2004 *                   5,960             5,960
New York State Power Auth. Rev. CP                         0.92%        6/1/2004                    14,050            14,050
New York State Power Auth. Rev. CP                         0.97%        7/7/2004                    10,000            10,000
New York State Power Auth. Rev. CP                         1.07%       7/23/2004                    13,995            13,995
New York State Power Auth. Rev. CP                         1.10%       8/11/2004                    20,000            20,000
New York State Power Auth. Rev. VRDO                       1.06%        6/7/2004                    34,500            34,500
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund) TOB VRDO                    1.08%        6/7/2004 (2)*               10,550            10,550
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund) TOB VRDO                    1.10%        6/7/2004 (1)*                8,555             8,555
New York State Thruway Auth. Rev. CP                       1.09%       7/21/2004                    20,000            20,000
New York State Thruway Auth. Rev. CP                       1.10%       7/23/2004                    15,000            15,000
New York State Thruway Auth. Rev. CP                       0.93%        8/6/2004                     9,000             9,000
New York State Thruway Auth. Rev. CP                       0.95%        8/6/2004                     3,000             3,000
New York State Thruway Auth. Rev. CP                       1.13%       8/12/2004                    12,250            12,250
North Hempstead NY BAN                                     2.00%       4/28/2005                    10,465            10,538
Oneida County NY IDA Rev. (Hamilton College) VRDO          1.03%        6/7/2004 (1)                26,980            26,980
Port Auth. of New York & New Jersey CP                     1.10%       8/26/2004                     6,500             6,500
Port Auth. of New York & New Jersey CP                     0.98%       9/10/2004                    13,140            13,140
Port Auth. of New York & New Jersey Rev. TOB VRDO          1.11%        6/7/2004  *                 10,000            10,000
Rockland County NY BAN                                     2.00%       2/24/2005                     5,530             5,567
Rockland County NY BAN                                     1.75%       3/24/2005                    45,000            45,260
Suffolk County NY Water Auth. Rev. VRDO                    1.04%        6/7/2004                    39,700            39,700
Syosset NY Central School Dist. BAN                        1.30%       7/16/2004                     2,000             2,001
Tobacco Settlement Financing Corp. NY Rev. TOB VRDO        1.10%        6/7/2004 (2)*                6,295             6,295
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO     1.03%        6/7/2004                    12,300            12,300
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO     1.03%        6/7/2004                     8,390             8,390
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO    1.08%        6/7/2004 (1)*                7,200             7,200
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO    1.09%        6/7/2004 (1)*                1,995             1,995
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO    1.10%        6/7/2004 *                   9,230             9,230
Triborough Bridge & Tunnel Auth. New York Rev. TOB VRDO    1.10%        6/7/2004 (2)*               16,660            16,660
Triborough Bridge & Tunnel Auth. New York Rev. VRDO        1.03%        6/7/2004 (4)                 2,400             2,400
Triborough Bridge & Tunnel Auth. New York Rev. VRDO        1.04%        6/7/2004                    25,000            25,000
Triborough Bridge & Tunnel Auth. New York Rev. VRDO        1.06%        6/7/2004 (4)                15,500            15,500
Triborough Bridge & Tunnel Auth. New York Rev. VRDO        1.06%        6/7/2004 (4)                24,200            24,200
Troy County NY IDA Civic Fac. Rev.
 (Rensselaer Polytechnic Institute) VRDO                   1.07%        6/7/2004                    11,250            11,250

OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                           0.97%        6/7/2004 (1)                 2,000             2,000
Puerto Rico Highway & Transp. Auth. Rev. VRDO              1.06%        6/7/2004 (2)                54,500            54,500
Puerto Rico Public Finance Corp. VRDO                      1.09%        6/7/2004 (11)*              13,975            13,975
Puerto Rico TRAN                                           2.00%       7/30/2004                    10,000            10,017
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $2,113,337)                                                                        $   2,113,337
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $      14,839
Liabilities                                                                                                         (24,495)
                                                                                                               -------------
                                                                                                                     (9,656)
                                                                                                               -------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 2,103,398,223 outstanding $.001
par value shares of beneficial interest (unlimited authorization)                                              $   2,103,681
============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                      $        1.00
============================================================================================================================

* See Note A in Notes to Financial Statements.
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the aggregate value of these securities was $428,299,000, representing 20.4% of net assets. For key to abbreviations and other references, see page 29.

--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $2,103,417           $1.00
Undistributed Net Investment Income                           --              --
Accumulated Net Realized Gains                               264              --
Unrealized Appreciation                                       --              --
--------------------------------------------------------------------------------
NET ASSETS                                            $2,103,681           $1.00
================================================================================


----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
----------------------------------------------------------------------------------------------------------------------------
Albany County NY GO                                         5.00%      10/1/2012(3)          $       4,400     $       4,809
Albany NY GO                                                7.00%      1/15/2005(2)                     20                20
Battery Park City NY Auth. Rev.                             5.50%      11/1/2006(2)(Prere.)         11,750            12,882
Battery Park City NY Auth. Rev.                             5.25%      11/1/2015                    12,520            13,544
Broome County NY Public Safety Fac. Project COP             5.25%       4/1/2015(1)                    335               342
Broome County NY Public Safety Fac. Project COP             5.25%       4/1/2015(1)(ETM)             2,665             2,745
Buffalo & Erie Counties NY Toll Bridge Auth. Rev.           6.00%       1/1/2015(1)                  4,500             4,643
Buffalo NY GO                                              5.125%       2/1/2012(2)                  1,870             2,014
Buffalo NY GO                                              5.125%       2/1/2013(2)                  2,945             3,160
Erie County NY Water Auth. Rev.                             6.00%      12/1/2008(2)(ETM)             1,600             1,738
Hempstead NY GO                                             5.50%       8/1/2005(3)(Prere.)            190               202
Hempstead NY GO                                            5.625%       2/1/2006(3)(Prere.)            210               226
Hempstead NY GO                                            5.625%       2/1/2006(3)(Prere.)            270               291
Hempstead NY GO                                            5.625%       2/1/2013(3)                    960             1,030
Hempstead NY GO                                            5.625%       2/1/2012(3)                  1,220             1,309
Hempstead NY GO                                             5.50%       8/1/2011(3)                  2,260             2,408
Hempstead NY IDA Civic Fac. Rev. (Hofstra Univ.)            5.25%       7/1/2017                     2,360             2,450
Hempstead NY IDA Civic Fac. Rev. (Hofstra Univ.)            5.25%       7/1/2019                     3,200             3,281
Huntington NY GO                                            6.70%       2/1/2011(3)                    310               367
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2019(4)                  2,460             1,197
Long Island NY Power Auth. Electric System Rev.             5.50%      12/1/2011(2)                  5,000             5,567
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2014(4)                  5,000             3,259
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2021(4)                 13,355             5,766
Long Island NY Power Auth. Electric System Rev.             5.25%       6/1/2013                    15,690            16,768
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2011(4)                 16,690            12,801
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2024(4)                 21,830             7,770
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2027(4)                 23,905             7,000
Long Island NY Power Auth. Electric System Rev.             0.00%       6/1/2023(4)                 35,500            13,554
Long Island NY Power Auth. Electric System Rev. VRDO        1.07%       6/1/2004 LOC                 8,800             8,800
Long Island NY Power Auth. Electric System Rev. VRDO        1.08%       6/1/2004 LOC                11,100            11,100
Metro. New York Transp. Auth. Rev. (Commuter Fac.)         5.125%       7/1/2009(3)(Prere.)          3,000             3,275
Metro. New York Transp. Auth. Rev. (Commuter Fac.)          5.50%       7/1/2011(Prere.)             6,280             7,035
Metro. New York Transp. Auth. Rev. (Commuter Fac.)          5.50%       7/1/2013(2)(Prere.)          6,585             7,404
Metro. New York Transp. Auth. Rev. (Commuter Fac.)          5.30%       7/1/2009(3)(Prere.)         17,475            19,221
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)                                   5.25%      10/1/2010(1)(Prere.)          7,900             8,718
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)                                   6.00%       4/1/2020(1)(ETM)            32,500            37,665
Metro. New York Transp. Auth. Rev.
(Dedicated Petroleum Tax)                                   5.25%      10/1/2010(1)(Prere.)         34,060            37,585
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2016(1)                  4,000             4,352
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2017(1)                  5,000             5,437
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.00%       1/1/2012(2)(Prere.)          5,000             5,444
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2019(1)                  6,000             6,475
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2020(1)                  7,000             7,528
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2014(2)                  8,000             8,997
Metro. New York Transp. Auth. Rev. (Transit Rev.)           7.00%       7/1/2009(2)(ETM)             9,050            10,259
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2016(2)                 28,075            30,548
Metro. New York Transp. Auth. Rev. (Transit Rev.)           5.50%     11/15/2017(2)*                35,000            38,061
Metro. New York Transp. Auth. Rev. (Transit Rev.) VRDO      1.06%       6/7/2004(4)                 24,100            24,100


----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
                                                          COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                    6.25%      5/15/2010(1)          $         820     $         837
Nassau County NY Combined Sewer Dist. GO                    6.25%      5/15/2009(1)                    825               842
Nassau County NY Combined Sewer Dist. GO                   5.875%       8/1/2012(3)                    825               839
Nassau County NY Combined Sewer Dist. GO                    6.20%      5/15/2008(1)                    835               852
Nassau County NY Combined Sewer Dist. GO                    6.20%      5/15/2007(1)                    840               857
Nassau County NY Combined Sewer Dist. GO                    5.00%       5/1/2011(3)                  1,770             1,918
Nassau County NY Combined Sewer Dist. GO                    5.00%       5/1/2010(3)                  2,875             3,111
Nassau County NY GO                                         5.75%       2/1/2011(1)                  1,100             1,118
Nassau County NY GO                                         5.70%       8/1/2011(3)                  2,000             2,075
Nassau County NY GO                                         5.25%       6/1/2011(2)                  3,670             3,993
Nassau County NY GO                                         5.25%       6/1/2012(2)                  4,670             5,074
Nassau County NY GO                                         5.25%       6/1/2014(2)                  6,585             7,101
Nassau County NY GO                                         5.25%       6/1/2013(2)                  6,905             7,486
Nassau County NY Interim Finance Auth. VRDO                 1.04%       6/7/2004(4)                  3,635             3,635
New York City NY Cultural Resources Rev.
(American Museum of Natural History)                        5.60%       4/1/2018(1)                  2,635             2,832
New York City NY Cultural Resources Rev.
(American Museum of Natural History)                        5.65%       4/1/2022(1)                  5,000             5,316
New York City NY Cultural Resources Rev.
(American Museum of Natural History)                        5.70%       4/1/2016(1)                 12,730            13,703
New York City NY Cultural Resources Rev.
(Museum of Modern Art)                                      5.50%       1/1/2007(2)(ETM)                35                38
New York City NY Cultural Resources Rev.
(Museum of Modern Art)                                      5.40%       1/1/2006(2)(ETM)                85                90
New York City NY Cultural Resources Rev.
(Museum of Modern Art)                                      5.50%       1/1/2016(2)                  2,000             2,144
New York City NY GO                                         5.75%      5/15/2011(4)                  4,540             5,078
New York City NY GO                                        5.875%      5/15/2012(4)                  4,670             5,254
New York City NY GO                                         5.25%      3/15/2016(2)                  5,000             5,305
New York City NY GO                                         5.20%       8/1/2014(4)                  5,000             5,312
New York City NY GO                                         5.75%      3/15/2027(4)                  5,000             5,343
New York City NY GO                                        6.375%      8/15/2005(Prere.)             5,400             5,765
New York City NY GO                                        5.375%       8/1/2013(3)                  8,295             8,980
New York City NY GO                                         5.75%       8/1/2011(1)                 15,750            17,648
New York City NY GO                                        5.125%       8/1/2013(4)                 19,025            20,417
New York City NY GO VRDO                                    1.08%       6/1/2004LOC                  7,000             7,000
New York City NY IDA (USTA National Tennis Center)         6.375%     11/15/2014(4)                  2,000             2,082
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   0.00%      6/15/2021                     4,490             1,932
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   5.35%      6/15/2013(1)                  5,300             5,416
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   0.00%      6/15/2017                    10,000             5,434
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   0.00%      6/15/2018                    10,000             5,136
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   5.75%      6/15/2029(1)                 15,000            15,988
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                  5.875%      6/15/2012(2)                 18,500            21,098
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                  5.875%      6/15/2013(2)                 20,000            22,927


----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   5.50%      6/15/2027(1)          $      23,955     $      24,847
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                  5.375%      6/15/2017                    25,015            26,617
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                  5.375%      6/15/2018                    25,095            26,633
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                                   5.75%      6/15/2031(3)                 30,650            32,711
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. VRDO                              1.09%       6/1/2004                     5,700             5,700
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. VRDO                              1.09%       6/1/2004(3)                  9,500             9,500
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. VRDO                              1.09%       6/1/2004                    16,500            16,500
New York City NY Transitional Finance Auth. Rev.            5.50%       5/1/2009(Prere.)                15                17
New York City NY Transitional Finance Auth. Rev.            5.75%      5/15/2010(Prere.)               930             1,057
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2011(Prere.)             1,150             1,290
New York City NY Transitional Finance Auth. Rev.            5.50%       5/1/2009(Prere.)             1,325             1,477
New York City NY Transitional Finance Auth. Rev.            5.50%       5/1/2025                     1,660             1,719
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2011(Prere.)             2,265             2,540
New York City NY Transitional Finance Auth. Rev.            5.50%      2/15/2016                     2,735             2,943
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2012                     2,805             3,102
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2011(Prere.)             2,955             3,313
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2015                     3,850             4,158
New York City NY Transitional Finance Auth. Rev.            5.75%      8/15/2009(Prere.)             5,000             5,649
New York City NY Transitional Finance Auth. Rev.           5.375%       2/1/2015                     7,310             7,843
New York City NY Transitional Finance Auth. Rev.           5.375%       2/1/2016                     8,415             8,983
New York City NY Transitional Finance Auth. Rev.            5.75%     11/15/2020                     9,070             9,886
New York City NY Transitional Finance Auth. Rev.           5.375%      2/15/2015                     9,395            10,090
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2014                     9,735            10,643
New York City NY Transitional Finance Auth. Rev.            5.50%       2/1/2016                    11,045            11,870
New York City NY Transitional Finance Auth. Rev.            5.25%       5/1/2013                    12,270            13,358
New York City NY Transitional Finance Auth. Rev.            5.25%       5/1/2014                    17,720            19,128
New York City NY Transitional Finance Auth. Rev. VRDO       1.08%       6/1/2004                     1,450             1,450
New York City NY Transitional Finance Auth. Rev. VRDO       1.07%       6/1/2004                     1,650             1,650
New York City NY Transitional Finance Auth. Rev. VRDO       1.07%       6/1/2004                     1,900             1,900
New York City NY Transitional Finance Auth. Rev. VRDO       1.07%       6/1/2004                     2,985             2,985
New York City NY Transitional Finance Auth. Rev. VRDO       1.07%       6/1/2004                     3,000             3,000
New York State Dormitory Auth. Rev. (Barnard College)       5.25%       7/1/2026(2)                  4,370             4,420
New York State Dormitory Auth. Rev. (Catholic Health)       5.50%       7/1/2022(1)                 10,000            10,541
New York State Dormitory Auth. Rev. (City Univ.)            5.75%       7/1/2010(3)                  2,215             2,425
New York State Dormitory Auth. Rev. (City Univ.)            5.75%       7/1/2010(3)                  4,475             4,900
New York State Dormitory Auth. Rev. (City Univ.)            5.50%       7/1/2016(2)                  4,640             4,987
New York State Dormitory Auth. Rev. (City Univ.)            5.75%       7/1/2011(3)                  5,950             6,740
New York State Dormitory Auth. Rev. (City Univ.)            5.75%       7/1/2016(3)                  7,255             7,943
New York State Dormitory Auth. Rev. (City Univ.)            5.50%       7/1/2006(2)(Prere.)         11,360            12,364
New York State Dormitory Auth. Rev. (City Univ.)            5.75%       7/1/2010(3)                 31,620            34,620
New York State Dormitory Auth. Rev. (Columbia Univ.)       5.125%       7/1/2019                     5,100             5,359
New York State Dormitory Auth. Rev. (Court Fac.)            5.75%      5/15/2023(2)                 21,370            23,045
New York State Dormitory Auth. Rev.
(Department of Health)                                      5.50%       7/1/2025(1)                  3,870             4,028


----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
                                                          COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Fordham Univ.)         7.20%       7/1/2015(2)          $         710     $         713
New York State Dormitory Auth. Rev. (Fordham Univ.)         5.75%       7/1/2015(3)                  1,500             1,534
New York State Dormitory Auth. Rev. (Fordham Univ.)         5.50%       7/1/2023(3)                 10,150            10,377
New York State Dormitory Auth. Rev.
(Lenox Hill Hosp. Obligation Group)                        5.375%       7/1/2020                     2,400             2,459
New York State Dormitory Auth. Rev.
(Mental Health Services)                                   5.375%      2/15/2026(1)                    270               274
New York State Dormitory Auth. Rev.
(Mental Health Services)                                   5.875%      8/15/2013(4)                  2,475             2,744
New York State Dormitory Auth. Rev.
(Mental Health Services)                                   5.875%      8/15/2014(4)                  2,625             2,877
New York State Dormitory Auth. Rev.
(Mental Health Services)                                   5.875%      8/15/2015(4)                  2,785             3,033
New York State Dormitory Auth. Rev.
(Mental Health Services)                                   5.375%      2/15/2006(1)(Prere.)          7,230             7,775
New York State Dormitory Auth. Rev.
(Mental Health Services) VRDO                               1.05%       6/7/2004(1)                    800               800
New York State Dormitory Auth. Rev.
(Mental Health Services) VRDO                               1.05%       6/7/2004(1)                  1,800             1,800
New York State Dormitory Auth. Rev.
(Mental Health Services) VRDO                               1.04%       6/7/2004(4)                 18,000            18,000
New York State Dormitory Auth. Rev.
(Montefiore Medical Center)                                 5.25%       2/1/2015(2)                 42,750            44,987
New York State Dormitory Auth. Rev.
(New School for Social Research)                           5.625%       7/1/2016(1)                  2,260             2,447
New York State Dormitory Auth. Rev. (New York Univ.)        5.50%       7/1/2016(2)                  1,925             2,143
New York State Dormitory Auth. Rev. (New York Univ.)        5.75%       7/1/2016(1)                  3,500             3,989
New York State Dormitory Auth. Rev. (New York Univ.)        5.50%       7/1/2031(2)                  8,910             9,648
New York State Dormitory Auth. Rev. (New York Univ.)        5.50%       7/1/2040(2)                 20,330            22,081
New York State Dormitory Auth. Rev. (Pace)                 5.625%       7/1/2017(1)                 11,185            12,111
New York State Dormitory Auth. Rev. (Queens Hosp.)          5.45%      8/15/2019(2)                  4,960             5,200
New York State Dormitory Auth. Rev.
(Rochester Institute of Technology)                         5.25%       7/1/2022(1)                  3,000             3,103
New York State Dormitory Auth. Rev.
(Rochester Institute of Technology)                         5.30%       7/1/2017(1)                  6,275             6,665
New York State Dormitory Auth. Rev. (Rockefeller Univ.)     5.00%       7/1/2018                     2,805             2,876
New York State Dormitory Auth. Rev.
(Sloan-Kettering Cancer Center)                             5.75%       7/1/2020(1)                  5,500             6,200
New York State Dormitory Auth. Rev.
(Sloan-Kettering Cancer Center)                             5.00%       7/1/2022(1)                  5,500             5,552
New York State Dormitory Auth. Rev.
(Sloan-Kettering Cancer Center)                             5.50%       7/1/2023(1)                 14,000            15,215
New York State Dormitory Auth. Rev.
(Sloan-Kettering Cancer Center)                             5.75%       7/1/2019(1)                 15,900            17,947
New York State Dormitory Auth. Rev. (St. John's Univ.)      5.70%       7/1/2026(1)                 14,370            15,256
New York State Dormitory Auth. Rev. (St. John's Univ.)      5.25%       7/1/2020(1)                 15,170            15,859
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)    5.25%       7/1/2018(1)                  6,700             6,911
New York State Dormitory Auth. Rev.
(St. Vincent Hosp. Medical Center)                          5.80%       8/1/2025(2)                  4,250             4,474
New York State Dormitory Auth. Rev. (State Univ.)           6.00%       7/1/2009(2)                  1,590             1,794
New York State Dormitory Auth. Rev. (State Univ.)           5.75%      5/15/2017(4)                  3,750             4,262

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

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
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (State Univ.)          5.375%       7/1/2012(Prere.)     $       4,720     $       5,274
New York State Dormitory Auth. Rev. (State Univ.)           6.00%      5/15/2016(1)                  5,000             5,599
New York State Dormitory Auth. Rev. (State Univ.)          5.375%       7/1/2012(Prere.)             5,315             5,938
New York State Dormitory Auth. Rev. (State Univ.)           5.25%      5/15/2015(4)                  6,500             7,089
New York State Dormitory Auth. Rev. (State Univ.)           6.00%      5/15/2014(1)                 10,660            12,088
New York State Dormitory Auth. Rev. (State Univ.)           6.00%      5/15/2015(1)                 12,500            13,998
New York State Dormitory Auth. Rev. (State Univ.)           6.00%      5/15/2012(1)                 16,160            18,325
New York State Dormitory Auth. Rev. (State Univ.)           6.00%      5/15/2013(1)                 27,285            30,940
New York State Dormitory Auth. Rev.
(The New York & Presbyterian Hosp.)                         5.50%       2/1/2010(2)                  6,330             6,965
New York State Dormitory Auth. Rev. (Univ. of Rochester)    5.00%       7/1/2017(1)                  2,000             2,060
New York State Dormitory Auth. Rev.
(Upstate Community Colleges)                                5.00%       7/1/2016(2)                  1,250             1,297
New York State Dormitory Auth. Rev.
(Upstate Community Colleges)                                5.00%       7/1/2015(2)                  3,000             3,122
New York State Dormitory Auth. Rev.
(Upstate Community Colleges)                                5.25%       7/1/2012(2)                  6,170             6,705
New York State Dormitory Auth. Rev.
(Vassar Brothers Hosp.)                                    5.375%       7/1/2025(4)                  7,000             7,137
New York State Dormitory Auth. Rev.
(Vassar Brothers Hosp.)                                     5.25%       7/1/2017(4)                  8,025             8,327
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)                    5.25%      6/15/2016                     3,095             3,308
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)                   5.375%      6/15/2016                     6,000             6,481
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)                   5.375%      6/15/2015                     7,650             8,302
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)                    5.25%      6/15/2018                    10,000            10,564
New York State Environmental Fac. Corp. Rev.
(Clean Water & Drinking Revolving Funds)                    5.25%      6/15/2019                    36,610            38,521
New York State Local Govt. Assistance Corp.                 5.00%       4/1/2013(4)                  6,395             6,926
New York State Local Govt. Assistance Corp.                 5.25%       4/1/2015(2)                  8,000             8,454
New York State Local Govt. Assistance Corp.                 5.50%       4/1/2017                    12,905            14,153
New York State Local Govt. Assistance Corp. VRDO            1.04%       6/7/2004LOC                  3,000             3,000
New York State Local Govt. Assistance Corp. VRDO            1.05%       6/7/2004LOC                  4,985             4,985
New York State Medical Care Fac. Finance Agency Rev.
(Mental Health Services)                                    6.00%      2/15/2005(1)(Prere.)            150               158
New York State Thruway Auth. Rev.                           5.25%       1/1/2014                     5,560             5,904
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.50%       4/1/2015(3)                  2,000             2,174
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.75%       4/1/2016(3)                  2,080             2,287
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.50%       4/1/2014(3)                  2,500             2,751
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.75%       4/1/2015(3)                  2,500             2,748
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.75%       4/1/2014(3)                  3,000             3,351
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.50%       4/1/2016(3)                  3,000             3,243


----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
                                                          COUPON            DATE                     (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.75%       4/1/2010(3)(Prere.)  $       5,575     $       6,328
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.75%       4/1/2013(3)                  5,870             6,562
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.25%       4/1/2014(1)                  7,500             8,079
New York State Thruway Auth. Rev.
(Highway & Bridge Trust Fund)                               5.50%       4/1/2014(2)                 32,875            36,178
New York State Thruway Auth. Rev. (Service Contract)        5.25%       4/1/2007(Prere.)             1,300             1,421
New York State Thruway Auth. Rev. (Service Contract)        5.75%       4/1/2009(1)(Prere.)          4,000             4,500
New York State Thruway Auth. Rev. (Service Contract)        5.25%       4/1/2015                     6,775             7,101
New York State Urban Dev. Corp. Rev.
(Community Enhancement Fac.)                               5.125%       4/1/2015(2)                  5,500             5,768
New York State Urban Dev. Corp. Rev. (Correctional Fac.)    6.00%       1/1/2009(2)(Prere.)          2,500             2,827
New York State Urban Dev. Corp. Rev. (Correctional Fac.)    6.00%       1/1/2009(2)(Prere.)          3,000             3,393
New York State Urban Dev. Corp. Rev. (Correctional Fac.)    6.00%       1/1/2009(2)(Prere.)          4,110             4,648
New York State Urban Dev. Corp. Rev. (Correctional Fac.)    6.00%       1/1/2009(2)(Prere.)          5,000             5,655
New York State Urban Dev. Corp. Rev. (Correctional Fac.)    5.75%       1/1/2011(4)(Prere.)          6,380             7,194
New York State Urban Dev. Corp. Rev. (Correctional Fac.)    5.50%       4/1/2016(1)                 13,350            14,277
Niagara County NY IDA Solid Waste Disposal Rev. PUT         5.55%     11/15/2013                    12,500            12,948
Niagara Falls NY Bridge Comm. Rev.                          5.25%      10/1/2015(3)                  5,000             5,443
Niagara Falls NY Bridge Comm. Rev.                          6.25%      10/1/2020(3)                  8,685            10,363
Niagara Falls NY Bridge Comm. Rev.                          6.25%      10/1/2021(3)                  9,230            11,011
North Hempstead NY GO                                       6.40%       4/1/2010(3)                  1,500             1,733
North Hempstead NY GO                                       6.40%       4/1/2011(3)                  2,075             2,422
North Hempstead NY Solid Waste Auth.                        5.00%       2/1/2012(1)                    115               118
Onondaga County NY Public Improvements                     5.875%      2/15/2008                     1,225             1,355
Onondaga County NY Public Improvements                     5.875%      2/15/2008(ETM)                1,250             1,383
Port Auth. of New York & New Jersey Rev.                    5.50%     12/15/2016(2)                  4,190             4,501
Port Auth. of New York & New Jersey Rev.                    5.50%     12/15/2017(2)                  4,600             4,913
Port Auth. of New York & New Jersey Rev.                    5.50%     12/15/2018(2)                  4,620             4,886
Suffolk County NY Water Auth. Rev.                          5.25%       6/1/2017(2)(ETM)             1,695             1,851
Suffolk County NY Water Auth. Rev.                          5.25%       6/1/2011(2)(ETM)             2,380             2,624
Suffolk County NY Water Auth. Rev.                          5.25%       6/1/2010(2)(ETM)             3,790             4,177
Suffolk County NY Water Auth. Rev.                          5.25%       6/1/2012(2)(ETM)             4,290             4,754
Suffolk County NY Water Auth. Rev.                          5.75%       6/1/2013(2)(ETM)             7,340             7,342
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%       1/1/2018                     2,330             2,443
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%       1/1/2016                     2,500             2,651
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%       1/1/2015                     2,930             3,128
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%       1/1/2014                     3,000             3,227
Triborough Bridge & Tunnel Auth. New York Rev.              6.75%       1/1/2009(2)(ETM)             3,000             3,366
Triborough Bridge & Tunnel Auth. New York Rev.              5.50%     11/15/2021(1)                 11,370            12,604
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%     11/15/2017                    16,770            17,744
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%     11/15/2018                    30,285            31,890
Triborough Bridge & Tunnel Auth. New York Rev.              5.25%     11/15/2019                    43,025            45,120
Triborough Bridge & Tunnel Auth. New York Rev. VRDO         1.03%       6/7/2004(4)                    350               350
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                       5.25%       7/1/2015(1)                  5,000             5,361
Puerto Rico Electric Power Auth. Rev.                       5.25%       7/1/2015(1)                  7,000             7,711
Puerto Rico Electric Power Auth. Rev.                      5.375%       7/1/2016(1)                 16,345            17,826
Puerto Rico Electric Power Auth. Rev.                      5.375%       7/1/2018(1)                  6,250             6,754

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE            MARKET
                                                                        MATURITY                    AMOUNT            VALUE*
NEW YORK LONG-TERM TAX-EXEMPT FUND                        COUPON            DATE                     (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Auth. Rev.                      5.375%       7/1/2019(1)          $       6,500     $       6,996
Puerto Rico GO                                              5.50%       7/1/2013(3)                  6,000             6,768
Puerto Rico GO                                              5.50%       7/1/2014(3)                  2,500             2,823
Puerto Rico GO                                              5.00%       7/1/2018(1)                  2,650             2,739
Puerto Rico GO                                              5.50%       7/1/2018(4)                  5,000             5,595
Puerto Rico GO                                              5.50%       7/1/2020(3)                  6,305             7,013
Puerto Rico GO                                              5.50%       7/1/2021(1)                 16,505            18,270
Puerto Rico Govt. Dev. Bank VRDO                            0.97%       6/7/2004(1)                  1,700             1,700
Puerto Rico Highway & Transp. Auth. Rev. VRDO               1.06%       6/7/2004(2)                  2,600             2,600
Puerto Rico Muni. Finance Agency                            5.75%       8/1/2011(4)                  8,060             9,006
Puerto Rico Muni. Finance Agency                            5.75%       8/1/2011(4)                  7,750             8,659
Puerto Rico Muni. Finance Agency                           5.875%       8/1/2014(4)                  6,480             7,265
Puerto Rico Muni. Finance Agency                            6.00%       8/1/2016(4)                  2,645             2,964
Puerto Rico Muni. Finance Agency                            5.25%       8/1/2017(4)                  7,000             7,517
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.          5.25%       7/1/2014(3)                 10,000            11,086
Puerto Rico Public Finance Corp.                            6.00%       8/1/2026                    10,000            11,101
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $1,941,628)                                                                                                  2,028,366
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  28,984
Liabilities                                                                                                           (6,105)
                                                                                                               --------------
                                                                                                                      22,879
                                                                                                               --------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $2,051,245
=============================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities with a value of $6,606,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 29.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       1,962,213
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains                                            2,342
Unrealized Appreciation (Depreciation)
  Investment Securities                                                  86,738
  Futures Contracts                                                         (48)
--------------------------------------------------------------------------------
NET ASSETS                                                            $2,051,245
================================================================================
Investor Shares--Net Assets
Applicable to 114,210,544 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)  $1,280,924
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.22
================================================================================
Admiral Shares--Net Assets
Applicable to 68,683,945 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)    $770,321
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.22
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1)  MBIA (Municipal Bond Insurance Association).
(2)  AMBAC (Ambac Assurance Corporation).
(3)  FGIC (Financial Guaranty Insurance Company).
(4)  FSA (Financial Security Assurance).
(5)  BIGI (Bond Investors Guaranty Insurance).
(6)  Connie Lee Inc.
(7)  FHA (Federal Housing Authority).
(8)  CapMAC (Capital Markets Assurance Corporation).
(9)  American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit. statement of operations

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                      NEW YORK TAX-EXEMPT     NEW YORK LONG-TERM
                                        MONEY MARKET FUND        TAX-EXEMPT FUND
                          ------------------------------------------------------
                                         SIX MONTHS ENDED MAY 31, 2004
--------------------------------------------------------------------------------
                                              (000)                    (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Income
 Interest                                   $ 9,646                 $ 45,906
--------------------------------------------------------------------------------
   Total Income                               9,646                   45,906
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services                   120                      138
 Management and Administrative
   Investor Shares                            1,109                      781
   Admiral Shares                                --                      248
 Marketing and Distribution
   Investor Shares                              181                      100
   Admiral Shares                                --                       51
Custodian Fees                                    6                        9
Shareholders' Reports
   Investor Shares                                6                        9
   Admiral Shares                                --                        1
Trustees' Fees and Expenses                       1                        1
--------------------------------------------------------------------------------
   Total Expenses                             1,423                    1,338
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                         8,223                   44,568
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                     273                    3,348
 Futures Contracts                               --                     (264)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                        273                    3,084
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                           --                  (64,788)
 Futures Contracts                               --                      (48)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) --                  (64,836)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $ 8,496                 $(17,184)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------
                                                              NEW YORK TAX-EXEMPT           NEW YORK LONG-TERM
                                                               MONEY MARKET FUND              TAX-EXEMPT FUND
                                                         ---------------------------   ----------------------------
                                                           SIX MONTHS           YEAR     SIX MONTHS           YEAR
                                                                ENDED          ENDED          ENDED          ENDED
                                                         MAY 31, 2004  NOV. 30, 2003   MAY 31, 2004  NOV. 30, 2003
                                                                (000)          (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $     8,223    $    14,945    $    44,568    $    91,122
  Realized Net Gain (Loss)                                        273             (8)         3,084          5,247
  Change in Unrealized Appreciation (Depreciation)                 --             --        (64,836)        53,745
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                 8,496         14,937        (17,184)       150,114
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                            (8,223)       (14,945)       (27,798)       (56,709)
    Admiral Shares                                                 --             --        (16,770)       (34,413)
  Realized Capital Gain*
    Investor Shares                                                --             --         (3,012)       (14,716)
    Admiral Shares                                                 --             --         (1,784)        (8,920)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        (8,223)       (14,945)       (49,364)      (114,758)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note E
  Investor Shares                                             331,102        144,900          1,377        (40,117)
  Admiral Shares                                                   --             --         24,367        (54,079)
-------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                              331,102        144,900         25,744        (94,196)
-------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                   331,375        144,892        (40,804)       (58,840)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                       1,772,306      1,627,414      2,092,049      2,150,889
-------------------------------------------------------------------------------------------------------------------
  End of Period                                            $2,103,681     $1,772,306     $2,051,245     $2,092,049
===================================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the New York Long-Term Tax-Exempt Fund totaling $0 and $1,207,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

NEW YORK TAX-EXEMPT MONEY MARKET FUND

----------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                      YEAR ENDED NOVEMBER 30,
                                                         MAY 31,       -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004        2003       2002        2001         2000        1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $1.00       $1.00      $1.00       $1.00        $1.00       $1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .004        .009       .013        .028         .038        .030
  Net Realized and Unrealized Gain (Loss) on Investments      --          --         --          --           --          --
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .004        .009       .013        .028         .038        .030
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.004)      (.009)     (.013)      (.028)       (.038)      (.030)
  Distributions from Realized Capital Gains                   --          --         --          --           --          --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.004)      (.009)     (.013)      (.028)       (.038)      (.030)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00       $1.00      $1.00       $1.00        $1.00       $1.00
============================================================================================================================

TOTAL RETURN                                               0.43%       0.89%      1.32%       2.79%        3.87%       3.01%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $2,104      $1,772     $1,627      $1,359       $1,154        $798
  Ratio of Total Expenses to Average Net Assets           0.15%*       0.17%      0.17%       0.18%        0.14%       0.17%
  Ratio of Net Investment Income to Average Net Assets    0.86%*       0.88%      1.31%       2.72%        3.81%       2.99%
============================================================================================================================

*Annualized.

NEW YORK LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                     YEAR ENDED NOVEMBER 30,
                                                         MAY 31,      -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004        2003       2002        2001         2000        1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.57      $11.38     $11.20      $10.83       $10.42      $11.30
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                     .243        .486       .503        .525         .556        .547
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         (.323)       .315       .243        .370         .410       (.789)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       (.080)       .801       .746        .895         .966       (.242)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.243)      (.486)     (.503)      (.525)       (.556)      (.547)
  Distributions from Realized Capital Gains                (.027)      (.125)     (.063)         --           --       (.091)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.270)      (.611)     (.566)      (.525)       (.556)      (.638)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.22      $11.57     $11.38      $11.20       $10.83      $10.42
=============================================================================================================================
TOTAL RETURN                                              -0.74%        7.20%      6.84%       8.37%        9.56%     -2.25%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $1,281      $1,321     $1,340      $1,333       $1,664      $1,530
  Ratio of Total Expenses to Average Net Assets             0.15%*      0.17%      0.18%       0.20%        0.20%       0.20%
  Ratio of Net Investment Income to Average Net Assets      4.20%*      4.22%      4.46%       4.71%        5.28%       5.02%
  Portfolio Turnover Rate                                      4%*         3%        16%         12%          21%          5%
=============================================================================================================================

*Annualized.

NEW YORK LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED
                                                         SIX MONTHS          NOVEMBER 30,   MAY 14* TO
                                                              ENDED      ------------------   NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MAY 31, 2004        2003        2002       2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.57      $11.38      $11.20     $11.05
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .246        .493        .509       .284
  Net Realized and Unrealized Gain (Loss) on Investments     (.323)        .315        .243       .150
------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (.077)        .808        .752       .434
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.246)      (.493)      (.509)     (.284)
  Distributions from Realized Capital Gains                  (.027)      (.125)      (.063)        --
------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.273)      (.618)      (.572)     (.284)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.22      $11.57      $11.38     $11.20
======================================================================================================

TOTAL RETURN                                                 -0.71%       7.26%       6.89%      3.94%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $770        $771        $811       $626
  Ratio of Total Expenses to Average Net Assets             0.09%**       0.11%       0.13%    0.15%**
  Ratio of Net Investment Income to Average Net Assets      4.26%**       4.28%       4.51%    4.58%**
  Portfolio Turnover Rate                                      4%**          3%         16%        12%
======================================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.SECURITY VALUATION:  Tax-Exempt Money Market Fund:  Investment  securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.FUTURES  CONTRACTS:  The  Long-Term  Tax-Exempt  Fund may use  Municipal  Bond
  Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

  Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.DISTRIBUTIONS:  Distributions  from net  investment  income are declared daily
  and  paid  on  the  first  business  day  of  the  following   month.   Annual
  distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

  Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                        CAPITAL CONTRIBUTION    PERCENTAGE         PERCENTAGE OF
                                 TO VANGUARD       OF FUND            VANGUARD'S
NEW YORK TAX-EXEMPT FUND               (000)    NET ASSETS        CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                            $304         0.01%                 0.30%
Long-Term                                307          0.01                  0.31
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The funds' tax-basis capital gains and losses are determined only at the end of each fiscal year.

The Long-Term Tax-Exempt Fund had realized losses totaling $733,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $86,005,000, consisting of unrealized gains of $94,739,000 on securities that had risen in value since their purchase and $8,734,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31,  2004,  the  aggregate  settlement  value of open  futures  contracts
expiring  through  September  2004  and  the  related  unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                     ---------------------------
                                                      AGGREGATE       UNREALIZED
                               NUMBER OF LONG        SETTLEMENT     APPRECIATION
FUTURES CONTRACTS           (SHORT) CONTRACTS             VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
10-Year Treasury Note                    (90)            $9,754            ($48)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months  ended May 31,  2004,  the  Long-Term  Tax-Exempt  Fund
purchased   $86,975,000  of  investment   securities  and  sold  $42,567,000  of
investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED             YEAR ENDED
                                                      MAY 31, 2004            NOVEMBER 30, 2003
                                                -----------------------   ------------------------
                                                    AMOUNT       SHARES        AMOUNT       SHARES
NEW YORK TAX-EXEMPT FUND                             (000)        (000)         (000)        (000)
--------------------------------------------------------------------------------------------------
MONEY MARKET
 Issued                                         $1,181,566    1,181,566    $1,537,373    1,537,373
 Issued in Lieu of Cash Distributions                7,947        7,947        14,439       14,439
 Redeemed                                        (858,411)    (858,411)   (1,406,912)  (1,406,912)
                                                --------------------------------------------------
   Net Increase (Decrease)                         331,102      331,102       144,900      144,900
--------------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
 Issued                                           $128,654       11,114      $228,826       19,887
 Issued in Lieu of Cash Distributions               23,703        2,059        55,471        4,822
 Redeemed                                        (150,980)     (13,130)     (324,414)     (28,257)
                                                --------------------------------------------------
   Net Increase (Decrease)--Investor Shares          1,377           43      (40,117)      (3,548)
                                                --------------------------------------------------
Admiral Shares
 Issued                                            110,480        9,537       161,640       14,077
 Issued in Lieu of Cash Distributions               12,569        1,092        29,343        2,550
 Redeemed                                         (98,682)      (8,583)     (245,062)     (21,277)
                                                --------------------------------------------------
   Net Increase (Decrease)--Admiral Shares          24,367        2,046      (54,079)      (4,650)
--------------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:
* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE
  Log on to VANGUARD.COM to:
* See what you own (at  Vanguard and  elsewhere)  and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
* Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.


Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS
STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Large-Cap Index Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals and Mining Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Sector Index Funds:
Consumer Discretionary Index
Consumer Staples Index
Financials Index
Health Care Index
Information Technology Index
Materials Index
Utilities Index
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
Retirement Income
Retirement 2005
Retirement 2015
Retirement 2025
Retirement 2035
Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts,
New Jersey, New York, Ohio,
Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey,
New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; consider and read them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of `63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2002                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                        POSITION(S) HELD WITH
NAME                    FUND (NUMBER OF
(YEAR OF BIRTH)         VANGUARD FUNDS
TRUSTEE/OFFICER         OVERSEEN BY
SINCE                   TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee               Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                  (129)                 Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                  Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee               Retired Chairman and Chief Executive  Officer of Rohm and Haas Co.
(1936)                  (129)                 (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                    Corp. (paper products), and AmerisourceBergen Corp.(pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary             Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                  (129)                 Secretary of The Vanguard Group and of each of the investment
June 2001                                     companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer             Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                  (129)                 investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                          MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.                    RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                                GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, LifeStrategy, Morgan, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

500 is a trademark of The McGraw- Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q762 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD NEW YORK TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD NEW YORK TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD NEW YORK TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.